SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               February 26, 2004


                                  CWABS, INC.
                                  -----------
            (Exact Name of Registrant as Specified in its Charter)



Delaware                            333-109272             95-4596514
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(State or Other Jurisdiction       (Commission             (I.R.S. Employer
of Incorporation)                  File Number)            Identification No.)

4500 Park Granada
Calabasas, California                                                   91302
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(Address of Principal                                               (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (818) 225-3237

                                   No Change
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         (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
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Pooling & Servicing Agreement
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     CWABS, Inc. (the "Company") entered into a Pooling and Servicing
Agreement dated as of February 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller, Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), The Bank of New York, as trustee (the "Trustee") and BNY Western Trust Company, as co-trustee, providing for the issuance of the Company's Asset-Backed Certificates, Series 2004-1 (the "Certificates"). The Certificates were issued on February 26, 2004. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1. Exhibit
99.1 is identical in content to the Pooling and Servicing Agreement filed on Form 8-K on March 11, 2004. It is being filed for the sole purpose of correctly filing it under Registration File No. 333-109272.








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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2004-1.



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Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

          99.1    Pooling and Servicing Agreement dated as of February 1, 2004.



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

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CWABS, INC.



                                      By: /s/ Celia Coulter
                                          -----------------
                                          Name:  Celia Coulter
                                          Title:  Vice President


Dated:  April 12, 2004



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

                                 EXHIBIT INDEX



Exhibit No.                   Description
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99.1                          Pooling and Servicing Agreement.